Exhibit 99.1

ASPIRE GLOBAL PLC - B2C BUSINESS

CARVE-OUT COMBINED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2021 AND 2020

CONTENTS

Page

Independent Auditors' Report	2-3
Carve-out Combined Balance Sheets	4
Carve-out Combined Statements of Comprehensive Income	5
Carve-out Combined Statements of Changes in Net Parent Investment	6
Carve-out Combined Statements of Cash Flows	7
Notes to the Carve-out Combined Financial Statements	8-11

1

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Aspire Global plc

Opinion

We have audited the carve-out combined financial statements of Aspire Global plc - B2C Business, which comprise the carve-out combined balance sheets as of September 30, 2021 and 2020, and the statements of comprehensive income, changes in net parent investment and cash flows for the years then ended, and the related notes to the carve-out combined financial statements. (Collectively referred to as the “carve-out combined financial statements”)

In our opinion, the accompanying carve-out combined financial statements present fairly, in all material respects, the financial position of Aspire Global plc - B2C Business as of September 30, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Aspire Global plc – B2C Business and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1B, the B2C Business was an integrated business of Aspire Global plc and was not a stand-alone entity. The accompanying carve-out combined financial statements present the historical financial position, results of operations, changes in net assets and cash flows of the Aspire Global plc - B2C Business as it was historically conducted. The financial information included herein may not necessarily reflect the combined financial position, results of operations, changes in net investment and cash flows of the Aspire Global plc - B2C Business in the future or what they would have been if the Aspire Global plc - B2C Business been a separate, stand-alone entity during the periods presented.

Responsibilities of Management for the Carve-out Combined Financial Statements

Management is responsible for the preparation and fair presentation of the carve-out combined financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of carve-out combined financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the carve-out combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the carve-out combined financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Carve-out Combined Financial Statements

Our objectives are to obtain reasonable assurance about whether the carve-out combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the carve-out combined financial statements.

2

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the carve-out combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in carve-out combined financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Aspire Global plc - B2C Business internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the carve-out combined financial statements.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ziv Haft

Ziv Haft

Certified Public Accountants (Isr.)

BDO Member Firm

January 21, 2022

Tel Aviv, Israel

3

Aspire Global plc - B2C Business

Carve-Out Combined Balance Sheets

(in thousands)

	September 30, 2021	September 30, 2020
Current assets
Unbilled income - Aspire Global plc	€2,562	€2,386
Receivable from Aspire Global plc	526	169
Income taxes receivable	3,296	2,865
Other	43	70
Total assets and current assets	€6,427	€5,490

Current liabilities
Accounts payable and accrued expenses	2,542	2,129
Income taxes payable	3,846	3,343
Total current liabilities	6,388	5,472

Non-Current Liabilities
Employee benefits	39	18
Total non-current liabilities	39	18
Total liabilities	6,427	5,490

Commitments and contingencies

Net parent investment	–	–

Total liabilities and net assets	€6,427	€5,490

The accompanying notes are an integral part of these Carve-Out Combined Financial Statements.

4

Aspire Global plc - B2C Business

Carve-Out Combined Statements of Comprehensive Income

(in thousands)

	Fiscal Year Ended September 30,
	2021	2020
Revenues (including EU VAT)	€69,283	€47,769
EU VAT	(3,679)	(3,966)
Net revenues	65,604	43,803

Distribution expenses	20,524	16,188
Gaming duties	10,480	2,807
Sales and marketing expenses	25,267	17,393
General and administrative expenses	2,467	2,418
	58,738	38,806

Operating income	6,866	4,997

Finance expenses	(49)	–
Finance income	–	39
Income before income taxes	6,817	5,036
Income taxes expenses	(341)	(254)
Comprehensive and net income	€6,476	€4,782

The accompanying notes are an integral part of these Carve-Out Combined Financial Statements.

5

Aspire Global plc - B2C Business

Carve-Out Combined Statements of Changes in Net Investment by Aspire Global plc

(in thousands)

	Retained Earnings	Total
Balance at October 1, 2019	–	–
Comprehensive income:
Total comprehensive income	4,782	4,782
Net transfers to Aspire Global plc	(4,782)	(4,782)
Balance at September 30, 2020	–	–
Comprehensive income:
Total comprehensive income	6,476	6,476
Net transfers to Aspire Global plc	(6,476)	(6,476)
Balance at September 30, 2021	–	–

The accompanying notes are an integral part of these Carve-Out Combined Financial Statements.

6

Aspire Global plc - B2C Business

Carve-Out Combined Statements of Cash Flows

(in thousands)

	Fiscal Year Ended September 30,
	2021	2020
Cash flows from operations
Net income	€6,476	€4,782
Adjustments to reconcile to cash flows from operations:

Changes in assets and liabilities:
Unbilled income - Aspire Global plc	(176)	(228)
Receivable from Aspire Global plc	(357)	861
Other current assets	(404)	1,075
Accounts payable and accrued expenses	413	(381)
Income tax payables	503	(1,292)
Employee benefits	21	(35)
Net cash provided by operating activities	6,476	4,782
Cash flows from financing activities
Cash transfers to Aspire Global plc	(6,476)	(4,782)
Net cash used in financing activities	(6,476)	(4,782)
Changes in cash
Cash at the beginning of the period	–	–
Cash at the end of the period	€–	€–
Supplemental disclosure of cash flow information:
Cash paid during the period for taxes (net of refunds)	€269	€441

The accompanying notes are an integral part of these Carve-Out Combined Financial Statements.

7

Aspire Global plc - B2C Business

Notes to the Carve-Out Combined Financial Statements

NOTE 1 - GENERAL

A.	Nature of Operations

Aspire Global plc (“Aspire”) is a leading platform supplier and real money gambling operator that has traditionally reported its business in two segments. Aspire provides a full turnkey solution for iGaming operators and reports this activity in its business-to-business segment ("B2B Business") and is a licensed online gambling operator that provides real money betting on sportsbook and casino and reports this activity in its business-to-consumer segment (“B2C Business”). Aspire shares are traded on Nasdaq First North Premier Growth Market in Stockholm, Sweden, under the ticker” ASPIRE”.

The B2C Business, offers a portfolio of distinctive proprietary brands and a best-in-class iGaming experience within casino and sports to a diverse customer base operating across regulated markets. The B2C Business provides hundreds of games developed by Aspire and a game hub with access to thousands of third-party titles, along with a sportsbook.

Karamba is Aspire's leading brand, well known for its wide selection of games an accessible sportsbook with gamification tools, and the high levels of security and convenience expected from a fully licensed operator in regulated markets.

The turnkey solution provided by the B2B Business is a ready-made, customizable gaming engine including the administration of bets, gambling, licenses, customer support and content development, enabling any of its customers to focus entirely on the branding and marketing of the site. The B2B Business provides its turnkey solution to both external customers of Aspire and to the B2C Business.

On October 1, 2021, Esports Technologies, Inc. , and Esports Product Technologies Malta Ltd. (“Esports Malta”) entered into a Share Purchase Agreement (the “Acquisition Agreement”) with Aspire, Aspire Global International Limited, AG Communications Limited, Aspire Global 7 Limited (collectively the “Aspire Related Companies”), and Karamba Limited whereby Esports Malta will acquire all of the issued and outstanding shares of Karamba Limited. The total acquisition price, payable at the closing of the acquisition of the Karamba Limited shares, will be €65 million payable as follows: (i) a cash amount of €50 million; (ii) €10 million payable in accordance with the terms of an unsecured subordinated promissory note (the “Note”); and (iii) shares of Company common stock, which are valued at €5 million (based on the weighted-average per-share price of the ten days prior to the execution date of the Acquisition Agreement. The transaction was completed on December 1, 2021, whereby at that date: (i) Aspire and the Aspire Related Companies transferred to Karamba Limited all the B2C Business as set forth in the Acquisition Agreement; (ii) Esports Malta entered into an agreement with Aspire whereby Aspire has provided continuation of services related to certain employees which are believed to be essential to the integration and operation of the B2C Business for a transition period subsequent to the completion date and up to 90 days thereafter; (iii) Karamba Limited entered into four-year business to business white label operator services agreements collectively covering regulated and unregulated markets, based upon a migration plan in accordance with applicable laws.

These carve-out combined financial statements reflect the historical financial position, results of operations, changes in net assets and cash flows of Aspire the B2C Business as it was historically conducted.

B. Basis of Presentation

The B2C Business had not constituted a separate legal entity or group and stand-alone financial statements have not previously been prepared for the B2C Business. These carve-out combined financial statements for the B2C Business as of September 30, 2021 and 2020 and for the years then ended include all the B2C Business which have been conducted through certain Maltese entities within Aspire group which also have other activities.

These financial statements have been prepared on a stand-alone basis derived from the financial statements and related accounting records of Aspire group. The accompanying carve-out combined financial statements present the historical financial position, results of operations, changes in net assets and cash flows of the B2C Business as it was historically conducted. The financial information in these financial statements does not necessarily include all the expenses that would have been incurred had the B2C Business operated as a separate stand-alone entity and may not reflect results of operations, financial position and cash flows had the B2C Business been a stand-alone company during the fiscal year ended September 30, 2021 and 2020 or in the future.

8

Aspire Global plc - B2C Business

Notes to the Carve-Out Combined Financial Statements

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed in the preparation of the carve-out combined financial statements, on a consistent basis, unless otherwise stated, are:

A.	Accounting principles and Use of Estimates

The carve-out combined financial statements were prepared in conformity with U.S. generally accepted accounting principles ("US GAAP").

The preparation of financial statements in general, and more specifically carve-out combined financial statements, in conformity with US GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

B.	Foreign currency

The carve-out combined financial statements of the B2C Business are prepared in Euro (the functional currency), which is the currency that best reflects the economic substance of the underlying events and circumstances relevant to the B2C Business transactions. Transactions not denominated in Euro, are translated into Euro at exchange rates in effect at the date of the transaction during the period and assets and liabilities are translated at period-end exchange rates. Transactions undertaken in currencies other than the functional currency are translated using the exchange rate in effect as of the transaction date and give rise to foreign currency gains and losses.

C.	Receivable from Aspire

At the end of each reporting period, the total comprehensive income earned was transferred to Aspire through statements of changes in net parent investment as "Net transfers to Aspire Global plc" and corresponding reduction of retained earnings.

Unbilled income - Aspire Global plc – share of net gaming revenues paid by Aspire in the following reporting period for amounts earned prior to year-end. Cash to be received from Aspire for net gaming revenues net of fees owed to Aspire B2B Business.

Receivable from Aspire– Excess cash generated from operations transferred over comprehensive income transferred (financing), all as of the end of the reporting period.

D.	Revenue Recognition

Revenue is recognized provided that it is probable that economic benefits will flow to Aspire and the revenue can be reliably measured. Revenue is recognized in the accounting periods in which the transactions occurred after deduction of certain promotional bonuses granted to customers and VAT, and after adding the fees and charges applied to customer accounts and is measured at the fair value of the consideration received or receivable.

Revenue consists of income from online activities and income generated from foreign exchange commissions on customer deposit and withdrawals and account fees.

The B2C Business is the principal in the transactions with the players while the B2B Business is its service provider in their revenue split arrangement. Therefore, the B2C Business records the income from the online activities (from the players) on a gross basis. The B2B Business applies judgement in determining whether it is acting as principal or agent in these transactions.

9

Aspire Global plc - B2C Business

Notes to the Carve-Out Combined Financial Statements

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.)

E.	Distribution expenses

Distribution expenses represents platform fees to Aspire B2B Business, employment related expenses, processing and content costs.

F.	Gaming duties

Gaming Duties relate to gaming taxes imposed by various EU countries.

G.	Sales and marketing expenses

Sales and marketing expenses represents customer acquisition and employment related expenses.

H.	General and administrative expenses

General and administrative expenses represents professional services, legal and accounting, office and employment related expenses.

I.	Financial assets

The B2C Business current assets comprising primarily receivables from Aspire are measured at amortized cost. These assets arise principally from the provision of services to customers. They are initially recognized at fair value.

Impairment provisions for receivables, if any, are recognized based on the simplified approach using a provision matrix in the determination of the lifetime expected credit losses. During this process, the probability of the non-payment of the trade receivables is assessed. This probability is then multiplied by the amount of the expected loss arising from default to determine the lifetime expected credit loss for the trade receivables.

J.	Employee benefits

The B2C Business primarily employs personnel in Israel and Malta. The B2C Business’s legal commitment for severance and pension payments to its Israeli employees is partially fulfilled by monthly deposits with insurance policies and/or other funds in favor of the employees.

K.	Fair value measurements

The fair value measurement hierarchy is based on the inputs to valuation techniques used to measure fair value. The inputs are categorized into three levels, with the highest level which is used first (level 1) given to inputs for which there are unadjusted quoted prices in active markets for identical assets or liabilities, (level 2) inputs are directly or indirectly observable inputs other than quoted prices and the lowest level (level 3) given to unobservable inputs.

L.	Subsequent events

In connection with the preparation of these carve-out combined financial statements, the B2C Business and management evaluated subsequent events through January 21, 2022, the date these carve-out combined financial statements were available to be issued.

10

Aspire Global plc - B2C Business

Notes to the Carve-Out Combined Financial Statements

NOTE 3 – CARVE-OUT CRITERIA AND ASSUMPTIONS

The carve-out combined statements of comprehensive income reflect direct revenues and expenses and allocations of indirect expenses related to certain support functions that are provided on a centralized basis by Aspire. These expenses have been allocated to the B2C Business on the basis of direct usage when identifiable, with others allocated based on relevant data criteria, such as payroll included in distribution expenses and general and administrative expenses as detailed below:

•	Distribution employment related expenses - applied ratio based on head count proportion.
•	General and administrative expenses - applied ratio based on head count proportion.
•	Income taxes expenses - were calculated based on net 5% Maltese effective tax rate, see Note 4, for additional information.

Aspire uses a centralized approach to cash management of its operations. The B2C Business is cash positive generating business, any cash excess over comprehensive income earned have been transferred to Aspire through "Net parent investment ". Accordingly, none of the Aspire cash and cash equivalents, has been assigned to the B2C Business in the carve-out combined financial statements.

Management believes the assumptions underlying the carve-out combined financial statements, including the assumptions regarding allocation of expenses, are reasonable.

NOTE 4– INCOME TAXES

Income taxes are calculated in accordance with the tax legislation and applicable tax rate in force at the end of the reporting year in Malta.

Accruals for uncertain tax positions are recorded, if any, when management believes that it is more likely than not that the tax position will not be sustained on examination by the taxing authorities based on the technical merits of the position.

The B2C Business is subject to corporate tax rate in Malta of 35%, however according to Maltese tax regime certain portion of the Maltese tax payable amounts is refundable (30%) upon meeting certain criteria defined under the Maltese tax ordinance inter alia of dividend distributions. Receivable tax amounts are recorded in the "Income taxes receivable balance" on the Balance Sheets.

NOTE 5 - CONTINGENCIES

Aspire is a gaming operator and provides gaming services to players. As part of its ongoing regulatory compliance process, management continues to monitor legal and regulatory developments and their potential impact on Aspire's operations. Given the changing nature of the legal and regulatory landscape of the online gaming industry, Aspire from time to time has been challenged by certain regulatory authorities in respect of its activities in certain jurisdictions.

NOTE 6 – COVID-19

Aspire is carefully monitoring the outbreak and spread of the COVID-19 (coronavirus) across the world. Pro-active measures have been taken in the beginning of the year to reduce the risk for the staff and to ensure business continuity.

11